UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 18, 2010

MTS SYSTEMS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-2382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)

(952) 937-4000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 18, 2010, MTS Systems Corporation (the “Company”) entered into an agreement to purchase shares of its common stock from J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch (“JPMorgan”), for an aggregate purchase price of $25 million pursuant to an accelerated share purchase program.  Purchased shares will be retired immediately and will be authorized but unissued shares as required under Minnesota law.  The Company is acquiring these shares pursuant to approval by the Company’s Board of Directors, on May 26, 2010, to increase the approved level under an existing accelerated share repurchase program, previously announced on May 5, 2008, to an aggregate purchase price of up to $30 million.

Under the agreement, JPMorgan borrowed and delivered to the Company on August 19, 2010 approximately 0.9 million shares of common stock, and upon completion of the transaction there will be a financial adjustment based on the volume-weighted average price for the common stock during a stated period, minus an agreed-to discount.  A copy of the accelerated share purchase agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 above are hereby incorporated by reference into this Item 2.03.

Item 8.01.  Other Events.

On August 19, 2010, the Company issued a press release announcing the authorization of up to $30 million of purchases under the accelerated share purchase program.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit 10.1 – Letter Agreement Regarding Accelerated Share Repurchase Program by and between MTS Systems Corporation and J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch, dated August 18, 2010.

Exhibit 99.1 – Press Release issued August 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date: August 19, 2010	By:	/s/ SUSAN E. KNIGHT
Susan E. Knight
Vice President and Chief Financial Officer

MTS SYSTEMS CORPORATION
FORM 8-K REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

10.1
Letter Agreement Regarding Accelerated Share Repurchase Program by and between MTS Systems Corporation and J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch, dated August 18, 2010.

99.1	Press Release issued August 19, 2010.